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                                                                 EXHIBIT 10.26.2


                        RATIFICATION OF AND AMENDMENT TO
                     ACT OF MORTGAGE AND SECURITY AGREEMENT

      This instrument, dated effective as of the 28th day of December, 2004, is by F-W OIL EXPLORATION L.L.C., a Delaware limited liability company (herein, "Mortgagor"), whose Taxpayer Identification Number is 76-0688905, the address for which for all purposes hereof is 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and GUARANTY BANK, FSB, a Federal savings bank, as Agent for the Lenders identified in the Credit Agreement as defined below, and the mailing address for which is 333 Clay Street, Suite 4400, Houston, Texas 77002-4103 (herein "Mortgagee").

                              W I T N E S S E T H:

      WHEREAS, Mortgagor has heretofore executed certain security instruments more particularly described in Exhibit A attached hereto and incorporated herein for all purposes by this reference (the "Security Instruments," whether one or more); and

      WHEREAS, the Security Instruments were executed and delivered to secure the payment or performance of certain indebtedness and other obligations of Mortgagor, as more fully described in said instruments (the "Secured Indebtedness"); and

      WHEREAS, pursuant to the Credit Agreement by and between Mortgagor and Mortgagee, dated effective as of December 28, 2004 (as amended, restated, or supplemented from time to time, the "Credit Agreement"), the parties desire to amend the Security Instruments as described below;

      NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by Mortgagor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, the parties hereto agree as follows, with capitalized terms used but not defined herein having meanings assigned to such terms in the Credit Agreement:

            1.    AMENDMENTS.

                  (a) AMENDMENT OF CREDIT AGREEMENT. All references to the Credit Agreement in the Security Instruments are hereby amended to refer to the Credit Agreement as defined above.

                  (b) AMENDMENT OF SECURED INDEBTEDNESS. The Secured Indebtedness as defined in the Security Instruments is hereby amended to delete Section 3.1.A and to substitute therefor the following:

            A. The Obligations, including, without limitation, (a) the indebtedness evidenced by the Credit Agreement, and (b) the Promissory Note executed by Mortgagor to the order of the Lender pursuant to the Credit Agreement in the aggregate face amount of up to $50,000,000, bearing interest and payable as therein provided or as provided in the Credit Agreement.

            2. WARRANTIES, REPRESENTATIONS, AND COVENANTS. The warranties, representations and covenants of Mortgagor contained in the Security

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      Instruments are hereby remade by Mortgagor to Mortgagee and are in full force and effect as of the date hereof.

            3. REAFFIRMATION OF SECURITY INSTRUMENTS. To secure the Secured Indebtedness, Mortgagor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey, unto the Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Encumbered Property, including, without limitation, the oil, gas and mineral interests described in Exhibit B and personalty associated therewith.

            4. MISCELLANEOUS. This instrument shall be considered as an amendment to and ratification of the Security Instruments, and the Security Instruments, as herein expressly amended, are hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Security Instruments are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Security Instruments in any documents heretofore or hereafter executed shall be deemed to refer to the Security Instruments as amended by this instrument.

      For the convenience of the parties, this instrument may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument on the dates of their respective acknowledgments below but effective as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      THUS SIGNED in multiple originals in my office in Houston, Harris County,
Texas, by the person who appears above my signature below in the presence of the undersigned competent witnesses who have signed their names hereto with the said appearer, and me, Notary, on the 28th day of December, 2004, after due reading of the whole.

WITNESSES TO SIGNATURE OF MORTGAGOR:  MORTGAGOR

/s/ James F. Gilbert                  F-W OIL EXPLORATION L.L.C.
---------------------------------
(Signature)

                                      By: Jim R. Brock
/s/ James F. Gilbert                      --------------------------------------
---------------------------------         Jim R. Brock
(Printed Name)                            President and CFO
                                          Taxpayer Identification No. 76-0688905
/s/ Glinda B. Collins
---------------------------------
(Signature)

/s/ Glinda B. Collins
---------------------------------
(Printed Name)

                   Mary Phares
                   -------------------------------------------
                   Notary Public in and for the State of Texas

                              [NOTARY PUBLIC LOGO]

                                  MARY PHARES
                         Notary Public, State of Texas
                             My Commission Expires
                               September 16, 2005

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         THUS SIGNED in multiple originals in my office in Houston, Harris
County, Texas, by the person who appears above my signature below in the presence of the undersigned competent witnesses who have signed their names hereto with the said appearer, and me, Notary, on the 28th day of December, 2004, after due reading of the whole.

WITNESSES TO SIGNATURE OF MORTGAGEE:  MORTGAGEE

/s/ Jonathan Gregory                  GUARANTY BANK, FSB, AGENT
------------------------------------
(Signature)

Jonathan Gregory                      By: Arthur R. Gralla
------------------------------------      -----------------------
(Printed Name)                            Arthur R. Gralla, Jr.,
                                          Managing Director
                                          Taxpayer Identification No. 74-2511478
/s/ William J. Tom
------------------------------------
(Signature)

William J. Tom
------------------------------------
(Printed Name)

                   Kim Link
                   -------------------------------------------
                   Notary Public in and for the State of Texas

                              [NOTARY PUBLIC LOGO]

                                    KIM LINK
                                 Notary Public
                                 STATE OF TEXAS
                            My Comm. Exp. 09-03-2007

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                                    EXHIBIT A
                                       TO
                        RATIFICATION OF AND AMENDMENT TO
                     ACT OF MORTGAGE AND SECURITY AGREEMENT

                              SECURITY INSTRUMENTS

1. Act of Mortgage and Security Agreement dated September 22, 2003, by F-W Oil Exploration L.L.C. to Guaranty Bank, FSB, Agent, filed and recorded as follows:

      JURISDICTION                      FILING DATA

      LOUISIANA

          Plaquemines Parish            Filed December 8, 2003, under Clerk's
                                        Entry No. 03008556, MOB 385, Page 443
          Minerals Management Service   Filed January 12, 2004, under OCS Filing
                                        Number G21142

2. UCC-3 Financing Statement Amendment from F-W Oil Exploration L.L.C. to Guaranty Bank, FSB, as Agent (relating to Act of Mortgage), filed and recorded as follows:

      JURISDICTION                     FILING DATA

      DELAWARE

         Secretary of State            Filed January 9, 2004, as Financing
                                       Statement No. 40069445, amending Initial
                                       Financing Statement No. 32562083 filed
                                       October 2, 2003

                                       A-i